UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 2, 2023

CEL-SCI CORPORATION
(Exact name of Registrant as specified in its charter)

Colorado	001-11889	84-0916344
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8229 Boone Blvd. #802

Vienna, VA 22182

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (703) 506-9460

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	CVM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition the Exchange Act.   ☐

Item 8.01 Other Events.

On May 2, 2023 , CEL-SCI Corporation (the “Company”) closed on an underwritten confidentially marketed public offering (“Offering”) and issued 794,117 shares of common stock at a public offering price of $1.70 per share pursuant to the terms of  an Underwriting Agreement with Spartan Capital Securities, LLC as Representative of the several underwriters. Under the terms of the Underwriting Agreement, the Company granted the underwriters a 30-day option to purchase up to an additional 119,117 shares of common stock of the Company solely to cover over-allotments. The over-allotment option was exercised in full on May 2, 2023 and the closing of the Offering and the exercise of the over-allotment option took place on May 2, 2023. The Company received approximately $1,391,900 in net proceeds from the Offering (including the shares sold pursuant to the over-allotment option), after deducting underwriting discounts and commissions and estimated offering expenses. The shares were sold pursuant to the Company’s effective registration statement on Form S-3 (Registration No. 333-265995) which was declared effective by the Securities Exchange Commission (the “SEC”) on July 15, 2022, the base prospectus included therein, as amended and supplemented by the prospectus supplement dated April 27, 2023.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements related to the anticipated closing of the Offering and the amount of net proceeds expected from the Offering. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties, many of which are beyond our control, which may cause actual results or events to differ materially from those projected. These risks and uncertainties, many of which are beyond the Company’s control, include the Company’s ability to satisfy certain conditions to closing on a timely basis or at all, as well as other risks described in the section entitled “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K filed with the SEC on December 27, 2022 and in the Company’s other filings with the SEC, including, without limitation, its reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. The Company expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEL-SCI CORPORATION

Date: May 2, 2023	By:	/s/Geert Kersten
Geert Kersten
Chief Executive Officer

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